                                                             EXHIBIT (10)(c)


[MERRILL LYNCH LIFE INSURANCE COMPANY]




                      CONSENT OF BARRY G. SKOLNICK, ESQ.





I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account A and included in the prospectus included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account B (the "Accounts") of Merrill Lynch Life Insurance Company (the "Company"), File Numbers 33-43773 and 33-45379.



                                 /s/ BARRY G. SKOLNICK
                                 -------------------------
                                 Barry G. Skolnick, Esq.
                                 Senior Vice President and General Counsel




April 22, 1997